UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2022 (May 31, 2022)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street, Pittsburgh, PA	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2022, F.N.B. Corporation (“F.N.B.”), the parent company of First National Bank of Pennsylvania, and UB Bancorp, the parent company of Union Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which UB Bancorp will merge with and into F.N.B. As a result of the merger, the separate corporate existence of UB Bancorp will cease and F.N.B. will continue as the surviving corporation (the “Merger”). The Merger is expected to be completed in late 2022 (but not earlier than September 30, 2022), subject to approval by UB Bancorp stockholders, and receipt of required regulatory and other approvals and satisfaction of customary closing conditions. After the Merger is completed, Union Bank, a North Carolina state-chartered bank, will merge with and into First National Bank of Pennsylvania, a national association, with First National Bank of Pennsylvania being the surviving entity.

Subject to the terms and conditions of the Merger Agreement and in connection with the Merger, holders of UB Bancorp Common Stock, no par value (“UB Bancorp Common Stock”), will have the right to receive shares of F.N.B. common stock at a fixed exchange ratio of 1.61 shares of F.N.B. common stock for each share of UB Bancorp Common Stock (the “Exchange Ratio”), and cash in lieu of any fractional shares (the “Merger Consideration”). Any shares of UB Bancorp Common Stock that are held by UB Bancorp and its subsidiaries (other than in a fiduciary, custodial, agency or similar capacity) will be cancelled without receipt of any stock or cash consideration. Stockholders of UB Bancorp that comply with the applicable “dissenters’ rights” provisions of the North Carolina Business Corporation Act, as amended, will be entitled to payment of the fair value of such UB Bancorp Common Stock in accordance with the applicable provisions of such Act. The Merger is expected to qualify as a tax-free exchange for UB Bancorp stockholders.

Additionally, at the effective time of the Merger, each outstanding UB Bancorp stock option will be assumed and converted into an option to purchase a number of shares of F.N.B. common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying the number of shares of UB Bancorp Common Stock subject to the option and the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) obtained by dividing the per share exercise price under the option by the Exchange Ratio. The UB Bancorp stock options otherwise will continue to be subject to the same terms and conditions which applied immediately before the completion of the Merger. Immediately before the effective time of the Merger, each outstanding restricted stock award in respect of a share of UB Bancorp Common Stock, if and to the extent provided under the terms of the applicable award agreement and UB Bancorp’s equity plan, will become fully-vested and will be converted, as of the effective time of the Merger, into the right to receive, without interest, the Merger Consideration. Any other outstanding restricted stock awards in respect of a share of UB Bancorp Common Stock that are not fully vested pursuant to the terms of the applicable award agreement and UB Bancorp’s equity plan will convert into F.N.B. restricted stock awards (and will be adjusted so that its holder will be entitled to receive a number of shares of F.N.B. common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying the number of shares of UB Bancorp Common Stock subject to such UB Bancorp restricted stock immediately prior to the effective time of the Merger and the Exchange Ratio) and will otherwise continue to be subject to the same terms and conditions in effect immediately before the Merger.

The Merger Agreement contains various customary representations, warranties and covenants by UB Bancorp and F.N.B., including among others, covenants relating to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the effective time of the Merger. UB Bancorp has also agreed to call a meeting of its stockholders to consider and vote upon a proposal to approve the Merger. Additionally, UB Bancorp agreed that it will not solicit or knowingly encourage proposals for an alternative business combination transaction or, subject to certain exceptions, enter into discussions or furnish information in connection with any proposals for alternative business combination transactions.

The Merger will not be completed unless a number of customary closing conditions are met, including, among others: approval of the Merger by UB Bancorp stockholders; the effectiveness of the Form S-4 registration statement to be filed by F.N.B. with the Securities and Exchange Commission (the “SEC”) for the F.N.B. common stock to be issued in the Merger; authorization for listing on the New York Stock Exchange of the F.N.B. common stock to be issued in the Merger; receipt of required regulatory and other approvals, including the approvals of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, and the North Carolina Commissioner of Banks, and the expiration of all applicable statutory waiting periods; the accuracy of the representations and warranties of each party specified in the Merger Agreement; each party’s receipt of an opinion from its tax counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and the absence of any injunctions, court orders or other legal restraints preventing the completion of the Merger.

The Merger Agreement provides for termination rights which may be exercised by UB Bancorp or F.N.B. upon the occurrence of certain events, such as the following: a required regulatory approval is denied by final, non-appealable action of a governmental entity; the parties fail to complete the Merger by March 31, 2023; the other party has breached a representation, warranty or covenant which would prevent a closing condition from being satisfied and the breach is not or cannot be cured within 30 days; or the UB Bancorp stockholders have failed to approve the Merger. F.N.B. may exercise its termination rights if, subject to certain conditions, the number of shares of UB Bancorp Common Stock for which dissenters rights are exercised exceeds 5% of the number of outstanding shares of UB Bancorp Common Stock. In addition, during a specified period prior to the closing of the Merger, if the average closing price of F.N.B. common stock is less than 80% of its average closing price over the 10 trading days immediately prior to the execution of the Merger Agreement, and F.N.B. common stock underperforms a specified peer group index by more than 20%, then UB Bancorp may terminate the Merger Agreement; provided, that, F.N.B. will have a right to increase the exchange ratio to prevent these thresholds from being triggered in the event that UB Bancorp seeks to exercise this right. In addition, UB Bancorp may terminate the Merger Agreement to enter into an alternative business combination transaction pursuant to a “superior proposal,” as defined by the Merger Agreement. If the Merger Agreement is terminated under certain circumstances, UB Bancorp has agreed to pay F.N.B. a termination fee of $4.0 million.

In connection with the Merger Agreement, directors, executive officers and a stockholder of UB Bancorp entered into voting agreements with F.N.B. in which they have agreed, among other things, to vote the shares of UB Bancorp Common Stock owned beneficially or of record by such stockholder in favor of the Merger Agreement and the Merger at the special meeting of UB Bancorp’s stockholders at which these matters are to be considered.

The foregoing summary of the Merger Agreement and the voting agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of those agreements. As such, the Merger Agreement, which is attached hereto as Exhibit 2.1, is incorporated herein by reference; and the form of voting agreement, which is an exhibit to the Merger Agreement, is also incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement (i) will not survive consummation of the Merger, unless otherwise specified therein, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding F.N.B., UB Bancorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding F.N.B. or UB Bancorp, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 to be filed by F.N.B. with the SEC that will include a proxy statement of UB Bancorp and a prospectus of F.N.B., as well as in the Forms 10-K, Forms 10-Q and other filings that F.N.B. makes with the SEC.

Additional Information and Where to Find It

F.N.B. plans to file with the SEC, and the parties plan to furnish to the security holders of UB Bancorp, a Registration Statement on Form S-4, which will constitute a proxy statement of UB Bancorp and a prospectus of F.N.B. in connection with the proposed Merger, referred to as a proxy statement/prospectus, as well as other relevant documents related to the proposed transaction. The proxy statement/prospectus described above will contain important information about F.N.B., UB Bancorp, the proposed Merger and related matters.

BEFORE MAKING ANY VOTING DECISIONS, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC by F.N.B. through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, PA, 15212, telephone: (724) 983-3317; and may obtain free copies of the proxy statement/prospectus (when available) by contacting UB Bancorp, 1011 Red Banks Road, Greenville, NC 27858, telephone: (866) 638-0552.

Participants in the Solicitation

F.N.B. and UB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from UB Bancorp’s stockholders in connection with the proposed merger. Information regarding F.N.B.’s directors and executive officers is contained in F.N.B.’s Proxy Statement on Schedule 14A, dated March 25, 2022, as amended, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of F.N.B. and UB Bancorp with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share and other metrics) and the timing of the closing of the transaction.

Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” “goal” and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statements are subject. The forward-looking statements in this Current Report on Form 8-K pertain only to the date hereof, and F.N.B. and UB Bancorp disclaim any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that are anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements.

Forward-looking statements contained in this Form 8-K are subject to, among others, the following risks, uncertainties and assumptions:

•

The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where F.N.B. and UB Bancorp do business, or as a result of other unexpected factors or events;

•

Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by UB Bancorp stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point;

•	The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•

Completion of the transaction is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger transaction;

•	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;

•	The outcome of any legal proceedings that may be instituted against F.N.B. or UB Bancorp;

•	Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger;

•

Unanticipated challenges or delays in the integration of UB Bancorp’s business into F.N.B.’s and or the conversion of UB Bancorp’s technology systems and customer data may significantly increase the expense associated with the transaction; and

•

Other factors that may affect future results of F.N.B. and UB Bancorp, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to F.N.B.’s and UB Bancorp’s respective businesses and activities generally that are disclosed in F.N.B.’s 2021 Annual Report on Form 10-K and other documents F.N.B. files with the SEC, and on UB Bancorp’s Investor Relations website. F.N.B.’s SEC filings are accessible on the SEC website at www.sec.gov.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger between F.N.B. Corporation and UB Bancorp, dated as of May 31, 2022.

99.1	Form of Voting Agreement between F.N.B. Corporation and certain stockholders of UB Bancorp, dated as of May 31, 2022 (included as Exhibit A to the Agreement and Plan of Merger filed as Exhibit 2.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: June 1, 2022